UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 23, 2016

WESTERN REFINING, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32721	20-3472415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 West Mills Avenue, Suite 200

El Paso, Texas 79901

(Address of principal executive offices)

(915) 534-1400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 23, 2016, Western Refining, Inc. (“WNR”) issued a press release announcing that its Registration Statement on Form S-4, filed in connection with the previously announced proposed merger of Northern Tier Energy LP (“NTI”) and a subsidiary of WNR pursuant to the Agreement and Plan of Merger dated as of December 21, 2015, by and among NTI, WNR and various of their respective affiliates, was declared effective by the Securities and Exchange Commission (“SEC”) on May 23, 2016. The press release also announced that the special meeting of NTI common unitholders to approve the proposed merger will be held on June 23, 2016 at 9:00 a.m., Tempe, Arizona Time, and the transaction is expected to close shortly thereafter, provided all closing conditions under the merger agreement are satisfied.

The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Information about the Proposed Merger and Where to Find It

This Current Report on Form 8-K may be deemed to be solicitation material in respect of the proposed merger of NTI and a subsidiary of WNR. In connection with the proposed merger, WNR filed with the SEC a Registration Statement on Form S-4 that includes a proxy statement of NTI that also constitutes a prospectus of WNR. The Registration Statement was declared effective by the SEC on May 23, 2016. NTI expects to commence mailing to its security holders a definitive proxy statement/prospectus on or about May 23, 2016. WNR and NTI also plan to file other documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS THAT HAVE BEEN FILED OR WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT/PROSPECTUS. Investors and security holders may obtain free copies of the proxy statement/prospectus and other documents containing important information about WNR and NTI once such documents are filed with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by WNR will be available free of charge on WNR’s website at www.wnr.com under the “Investor Relations” section or by contacting WNR’s Investor Relations Department at (602) 286-1530. Copies of the documents filed with the SEC by NTI will be available free of charge on NTI’s website at www.northerntier.com under the “Investors” section or by contacting NTI’s Investor Relations Department at (602) 302-5450.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in Solicitation Relating to the Merger

NTI, WNR and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the common unitholders of NTI in connection with the proposed merger. Information about the directors and executive officers of WNR is set forth in the Proxy Statement on Schedule 14A for WNR’s 2016 annual meeting of shareholders, which was filed with the SEC on April 22, 2016. Information about the directors and executive officers of the general partner of NTI is set forth in the 2015 Annual Report on Form 10-K for NTI, which was filed with the SEC on February 26, 2016. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking” statements. Forward-looking statements are identified as any statement that does not relate strictly to historical or current facts. These forward-looking statements include statements about, among other things, meeting dates, the Agreement and Plan of Merger and proposed transactions relating thereto, satisfaction of closing conditions and the anticipated closing of the merger. WNR cannot, and does not, give any assurance that expectations about future events will prove to be correct. Forward-looking statements are subject to a variety of risks, uncertainties and assumptions. These risks and uncertainties include the risks that the proposed transaction may not be consummated. These and other risks and uncertainties are discussed in more detail in filings made by WNR and NTI with the SEC, which are available to the public. All forward-looking statements are only as of the date made and WNR does not undertake (and expressly disclaims) any obligation to update publicly or to revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release of Western Refining, Inc., dated May 23, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN REFINING, INC.

By:	/s/ Gary R. Dalke
Name:	Gary R. Dalke
Title:	Chief Financial Officer

Date: May 23, 2016

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Western Refining, Inc., dated May 23, 2016.